UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

MEADOW VALLEY CORPORATION

(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

0-25428 (Commission File Number)	88-0328443 (IRS Employer Identification Number)

4411 South 40th Street D-11, Phoenix, AZ (Address of principal executive offices)	85040 (Zip Code)

Registrant’s telephone number, including area code: (602) 437-5400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Departure of Directors

     Meadow Valley Corporation announced that in order to comply with new Nasdaq Stock Market rules, which require that listed companies maintain a majority of independent directors, it had accepted the resignations of two non-independent directors; Alan Terril and Gary Agron, from its Board of Directors. Accordingly, the Company’s Board is now composed of five directors, three of whom are independent, in compliance with Nasdaq rules. The resignations are effective as of June 15, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meadow Valley Corporation
Date: June 15, 2005	By:	/s/ Clint Tryon
Clint Tryon
Secretary, Treasurer and Principal Accounting Officer